John Hancock Funds II
Supplement dated January 6, 2010
to the Floating Rate Income Fund Class I Prospectus dated December 31, 2009

The Past Performance page is replaced in its entirety by the following:

Past performance

Calendar year total returns – Class I (%)

Best quarter: Q2 ’08, 4.49 Worst quarter: Q4 ’08, –21.36 Year-to-date as of 9-30-09: 37.67

2008
–24.06

Average annual total returns (%)	1 Year	Inception

as of 12-31-08		1-2-08

Class I before tax	–24.06	–24.06

After tax on distributions	–25.75	–25.75

After tax on distributions, with sale	–15.40	–15.40

S&P/LSTA Leveraged Performing Loan Index	–29.14	–29.14	[1]

Calendar year total returns

Calendar year total returns are shown only for Class I and would be different for other share classes. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

Performance of a broad-based securities market index is included for comparison purposes and may provide information regarding the fund’s risks. Indexes do not have sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class I and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

S&P/LSTA Leveraged Performing Loan Index is a subset of the S&P/LSTA leveraged loan index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market including dollar denominated, U.S. syndicated loans to overseas issuers and excluding those in default.

1	Index figure as of closest month end to fund inception date.